SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2014

NATIONAL COMMERCE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-55336	20-8627710
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer ID No.)

813 Shades Creek Parkway, Suite 100

Birmingham, Alabama 35209

(Address of principal executive offices)

Registrant’s telephone number, including area code: (205) 313-8100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 18, 2014, the Board of Directors (the “Board”) of National Commerce Corporation (the “Company”) adopted the National Commerce Corporation Deferral of Compensation Plan for Key Employees and Non-Employee Directors (the “Plan”), which became effective as of the date of adoption. Under the Plan, directors and members of a select group of management and highly compensated employees selected by the Board or the Compensation Committee may make an irrevocable election to defer receipt of all or a portion of any form of compensation that is determined by the Board or the Compensation Committee thereof to be eligible for deferral. The Plan specifies the required timing of the election based on the form of compensation to be received.

A participant in the Plan may elect to defer all or a portion of his or her deferrable cash compensation into a designated subaccount in which the balance will accrue interest at the 30-Day London Interbank Offered Rate (LIBOR) plus 75 basis points. Alternatively, participants may defer cash compensation and must defer equity compensation into an account that tracks the performance of the Company’s common stock and from which distributions may be made solely in the form of shares of the Company’s common stock. Generally, a participant may elect to receive distributions either in a lump sum upon a specific date or in annual installments, subject to certain provisions in the Plan that dictate the timing of such distributions in various circumstances, including death, a change in control of the Company, or separation from service prior to age sixty. Each participant is always 100% vested in amounts attributable to his or her personal contributions, but any contributions by the Company may be subject to a vesting schedule.

The Plan is a non-qualified deferred compensation plan. As such, the rights of all participants to any deferred amounts represent the Company’s unsecured promise to pay, and the deferred amounts remain subject to the claims of the Company’s creditors.

In connection with the Board’s adoption of the Plan, the Board terminated the Company’s existing deferral of compensation plan that had been adopted in 2012, under which no deferrals had been made.

A copy of the Plan is attached as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein. The foregoing description of the Plan is qualified in its entirety by reference to Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibit

10.1	National Commerce Corporation Deferral of Compensation Plan for Key Employees and Non-Employee Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

NATIONAL COMMERCE CORPORATION

December 22, 2014	/s/ John H. Holcomb, III
John H. Holcomb, III
Chairman and Chief Executive Officer

Exhibit Index

Exhibit No.	Description of Exhibit

10.1	National Commerce Corporation Deferral of Compensation Plan for Key Employees and Non-Employee Directors